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                                                                    EXHIBIT 10.1
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                       PERITUS LONG TERM INCENTIVE PLAN

                               January 24, 1992


     1.   Purposes.  The purposes of the Peritus Long Term Incentive Plan (the
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"Plan") are (i) to enable Peritus Software Services, Inc. and its subsidiary corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") to grant to its directors, executive officers and other selected key employees the means to acquire a proprietary interest in the Company, in order that such persons will have financial incentives to contribute to the Company's growth and profitability, and (ii) to enhance the ability of the Company to attract and retain in its employ individuals of outstanding ability upon whom the success of the Company will depend.

     2.   Administration.  The Plan shall be administered by the Company's board
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of directors (the "Board") or, in the discretion of the Board, by a committee
(the "Committee") of not less than three members of the Board each of whom shall not be eligible, and shall not have been eligible at any time within one year prior to his appointment to the Committee, for selection as a person to whom an Award (as hereinafter defined) may be granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock appreciation rights, or stock options of the Company or any of its affiliates.

     Subject to the provisions of this Plan, the Board or, by delegation from the Board, the Committee shall have full and final authority in its discretion to select the participants to be granted Awards, to grant Awards and to determine the number of shares to be subject thereto, the exercise prices, the terms of exercise, expiration dates and other pertinent provisions thereof.

     3.   Grant of Awards.  Subject to the terms and provisions of the Plan, the
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Committee may grant to any participant an award (hereinafter, an "Award")
consisting of one or more of the following: (i) incentive Stock Options, (ii) Non-Qualified Stock Options, (iii) Stock Units, (iv) Restricted Stock, and (v) Stock Appreciation Rights, all as more fully described herein. The grant of an Award shall be evidenced by a written letter (an "Award Letter") in such form as shall be approved by the Committee. Each recipient of an Award shall be required to acknowledge receipt of the related Award Letter in writing.
However, failure to do so shall not invalidate an Award which has been duly granted by resolution of the Committee.

     4.   Shares Subject to the Plan.  Subject to adjustment as provided herein,
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an aggregate of 40,000 shares of the Common Stock of the Company, without par value (the "Common Stock"), shall be available for issuance pursuant to Awards granted under the Plan. Such shares may be authorized and unissued shares or shares held in the Company's treasury. All shares subject to Awards that shall have terminated or shall have been forfeited in whole or in part or cancelled for any reason (other
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than by surrender for cancellation upon any exercise or conversion of all or part of such Awards) will be available for issuance pursuant to Awards granted subsequently under the Plan.

     5.   Participants.  All officers and other key employees of Peritus
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Software Services, Inc. and its subsidiaries shall be eligible to receive Awards and thereby become participants in the Plan. As used herein, the term "subsidiaries" shall include any present or future corporation which would be a "subsidiary corporation" as that term is defined in Section 425 of the Internal Revenue Code of 1986, as amended, (the "Code"). For purposes of determining eligibility of individuals to receive Non-Qualified Stock Options hereunder, and for such purposes only, the term "employee" shall include (without limitation) persons who are employed by the Company as consultants or persons who are engaged in providing consultative services to the Company from which services the Company derives proprietary rights. No employee or participant shall have any claim to be granted any Award under the Plan. In granting Awards, the Committee may include or exclude previous participants in the Plan as the Committee may determine. Receipt of an Award shall in no way be deemed to constitute a contract or promise of continued employment by the Company.

     6.   Stock Options.  (a)  Stock options granted hereunder may be either
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Incentive Stock Options or Non-Qualified Stock Options.  As used herein, (i)
"Incentive Stock Option" means an option that is intended to meet the requirements of Section 422A of the Code or any successor provision thereto, and
(ii) "Non-Qualified Stock Option" means an option that is not intended to be an Incentive Stock Option. Each Award of options granted under the Plan shall be designated by the Committee at the time of grant as either an Incentive Stock Option or a Non-Qualified Stock Option.

     (b) Stock options granted hereunder shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable, all of which shall be reflected in the applicable Award Letter:

          (i) The purchase price per share purchasable upon exercise of an option (the "Exercise Price") shall be determined by the Committee in its sole discretion at the time the Award is granted; provided, however, that the Exercise Price for an Incentive Stock Option shall not be less than the fair market value of a share of Common Stock on the date of grant as determined in good faith by the Committee, and provided further that the Exercise Price for a Non-Qualified Stock Option shall be not less than fifty percent (50%) of the fair market value of a share of Common

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                  Stock on the date of grant, as determined in good faith by the
                  Committee.

          (ii) Options shall be exercisable at such time or times as determined by the Committee at the time of grant; provided that no option shall be exercisable after the expiration of ten (10) years from the date of grant. Unless otherwise determined by the Committee at the time of grant, no Incentive Stock Option shall be exercisable during the one (1) year period commencing on the date of grant.

          (iii) If a participant retires during the term of an option, such option shall be exercisable by such participant only during the three (3) months following his or her retirement (but in no event after the expiration of the term of such option) and only as to the number of shares, if any, as to which it was exercisable immediately prior to such retirement

          (iv) If a participant dies during the term of an option, such option shall be exercisable by his or her executor or administrator or, if not so exercised, by the legatees or the distributees of his or her estate, only during the six (6) months following his or her death (but in no event after the expiration of the term of such option). During such six month period, the option shall be exercisable as to the full number of shares as to which it had not been previously exercised.

          (v) If a participant ceases to be an employee of the Company for any cause other than retirement or death during the term of an option, such option shall be exercisable by him or her only during the thirty (30) days following the cessation of his or her employment (but in no event after the expiration of the term of such option) and only as to the number of shares, if any, as to which it was exercisable immediately prior to such cessation of employment.

          (vi) Subject to the other provisions of the Plan and the applicable Award Letter, participants may make payment of the Exercise Price by delivery of (A) cash, (B) a certified or bank cashier's check, (C) shares of Common Stock, (D) when permitted by law and the Committee, other Awards or (E) any combination thereof, which has a fair market value equal to the total Exercise Price, as determined in good faith by the Committee on the date of exercise.

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          (vii)   The aggregate fair market value (determined as of the time of grant) of the shares with respect to which Incentive Stock Options held by any participant under the Plan (and under any other benefit plans of Peritus Software Services, Inc. or of any parent or subsidiary corporation of Peritus Software Services, Inc.) which are exercisable for the first time by such participant during any calendar year shall not exceed $100,000 or, if different, the maximum limitation in effect at the time of grant under Section 422A of the Code, or any successor provision, and any regulations promulgated thereunder. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of
                  Section 422A of the Code, or any successor provision, and any regulations promulgated thereunder.

          (viii) In its sole discretion, the Committee may provide, at the time of grant, that the shares to be issued upon an option's exercise shall be in the form of Restricted Stock.

     7.   Stock Units.  (a) Stock Units are contractual rights awarded to
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participants pursuant to which shares may be issued as hereinafter provided.
Stock Units do not constitute securities of the Company and do not entitle the participant to whom such Stock Units have been awarded to any right of ownership with respect to the shares which may be issued pursuant thereto, including, without limitation, voting rights and the right to receive ordinary cash dividends. Awards of Stock Units may provide for the issuance of Common Stock for no consideration other than services rendered.

     (b) Subject to adjustment as provided herein, each Stock Unit awarded hereunder shall vest over such period as the Committee shall specify at the time of grant, and shall become convertible into shares of Common Stock over such additional period as the Committee shall specify at the time of grant. Upon such conversion, the participant shall be entitled to receive one share of Common Stock per Stock Unit, plus a distribution in kind of all other property (other than cash dividends) which the participant would have been entitled to receive if the shares received upon the conversion of such Stock Units had been owned throughout the period beginning on the date of the award of such Stock Units ("the Award Date") and ending on the date of such conversion, less all securities and property which would have been surrendered or cancelled pursuant to such distributions.

     (c) In the event of the cessation of the employment of a participant, however caused, prior to the full vesting of his or her Stock Units, such participant's Stock Units shall automatically either (i) be forfeited in their entirety, or (ii) be reduced to the number determined by means of the following formula: the total number of Stock Units originally awarded to the participant shall be multiplied by a fraction which

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shall have as its numerator the number of whole years elapsed between the Award
Date and the date of cessation of employment and as its denominator the length of the specified vesting period of such Stock Units, provided that, if the resulting product is not a whole number, it shall be reduced to the next lowest whole number. The Compensation Committee shall specify, in the related Award Letter, whether forfeiture or formula reduction shall apply to an Award of Stock Units. All Stock Units originally issued to the participant in excess of the number determined as set forth in this paragraph shall be automatically cancelled by the Company.

     8.   Restricted Stock.  (a) Restricted Stock Awards may be issued hereunder
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to participants, for no consideration other than services rendered, or for such consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. As used herein, "Restricted Stock" means any share of Common Stock issued subject to the restriction that the holder thereof may not sell, transfer, pledge, assign or otherwise hypothecate such share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such share and the right to receive cash dividends and other distributions with respect thereto), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate. The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

     (b) Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock awarded under the Plan, such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares.

     (c) The cessation of a participant's employment by the Company at any time during the period of any restrictions due to such participant's retirement, permanent disability or death shall not affect the terms of any Restricted Stock Award granted to such participant. Except as otherwise determined by the Committee at the time of grant, upon cessation of employment for any other reason during the period of any restrictions, all shares of Restricted Stock still subject to restriction shall be forfeited by the participant and reacquired by the Company. Notwithstanding the foregoing, in the event of a participant's retirement, permanent disability or death, or in other cases of special circumstances following the cessation of employment by a participant, the Committee may, when it finds in its sole discretion that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

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     9.   Stock Appreciation Rights.  (a) Stock Appreciation Rights may be
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granted hereunder to participants either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific option granted under Section 6 hereof. As used herein, "Stock Appreciation Right" means a right to receive, upon exercise by the participant, the excess of (i) the fair market value of one share of Common Stock on the date of exercise over
(ii) the grant price of the right as specified by the Committee. Stock Appreciation Rights shall be granted on such terms and conditions not inconsistent with the Plan as the Committee may determine, all of which shall be reflected in the applicable Award Letter. Awards of Stock Appreciation Rights may provide for the issuance of Common Stock for no consideration other than services rendered. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

     (b) A Stock Appreciation Right related to a Non-Qualified Stock Option may be granted at the same time such option is granted or at any time thereafter before exercise or expiration of such option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such option is granted. The number of shares subject to Stock Appreciation Rights shall be reduced to the extent that the related stock option is exercised or terminated, except that, in the case of any Stock Appreciation Right granted with respect to less than the full number of shares covered by the related option, such Stock Appreciation Rights shall not be reduced until the exercise or termination of the related option exceeds the number of shares not covered by the Stock Appreciation Right. Any option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised. The Committee may, at the time of award, impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

     (c) Stock Appreciation Rights which are related to an option shall be exercisable only when and to the extent that the related option is exercisable.

     (d) Stock Appreciation Rights which are not related to an option ("Unrelated Rights") shall be exercisable at such time or times as determined by the Committee at the time of grant, and shall be subject to the following terms and conditions:

          (i) If a participant retires during the term of an Unrelated Right, such Unrelated Right shall be exercisable by such participant only during the three (3) months following his or her retirement (but in no event after the expiration of the term of such Unrelated Right) and only as to the number of shares, if any, as to which it was exercisable immediately prior to such retirement.

          (ii) If a participant dies during the term of an Unrelated Right, such Unrelated Right shall be exercisable by his or her executor or

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                 administrator or, if not so exercised, by the legatees or the distributees of his or her estate, only during the six (6) months following his or her death (but in no event after the expiration of the term of such Unrelated Right). During such six month period, the Unrelated Right shall be exercisable as to the full number of shares as to which it had not been previously exercised.

          (iii) If a participant ceases to be an employee of the Company for any cause other than retirement or death during the term of an Unrelated Right, such Unrelated Right shall be exercisable by him or her only during the thirty (30) days following the cessation of his or her employment (but in no event after the expiration of the term of such Unrelated Right) and only as to the number of shares, if any, as to which it was exercisable immediately prior to such cessation of employment.

     (e) Any payment by the Company in respect of Stock Appreciation Rights may be made in cash or shares of Common Stock, or a combination thereof, as the Committee, in its sole discretion, shall determine at the time of exercise.

     (f) Notwithstanding the foregoing, no Stock Appreciation Right which is granted to an executive officer or director of the Company or to a participant who thereafter becomes an executive officer or director of the Company may be exercised until the expiration of six (6) months from the date of its grant.

     10.  Nonassignability of Awards.  No Award shall be assignable or
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transferable by a participant otherwise than by will or by the laws of descent and distribution. Each Award shall be exercisable, during the lifetime of any participant, only by such participant, except that, if permissible under applicable law, Awards other than Incentive Stock Options may also be exercised by the guardian or legal representative of a participant.

     11.  Term of Awards.  The term of each Award shall be for such period of
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months or years from the date of its grant as may be determined by the
Committee; provided that in no event shall the term of any Incentive Stock Option or any Stock Appreciation Right related to any Incentive Stock Option exceed a period of ten (10) years from the date of its grant.

     12.  Cancellation of Awards.  (a) In the event that the Committee shall, at
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any time prior to the issuance of shares pursuant to an Award (and regardless of whether the participant is then in the employ of the Company), determine that any participant, either before or after any cessation of his or her employment by the Company, (i) has committed an act of misconduct for which he or she could have

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been discharged for cause by the Company, or (ii) has participated or engaged in any business activity determined by the Committee to be in any way harmful or prejudicial to the interests of the Company, all Awards then outstanding in the name of such participant shall immediately be cancelled.

     (b) The Plan shall in no event be interpreted as restraining any participant from competing with the Company after the cessation of his or her employment by the Company. However, a participant who does compete with the business of the Company prior to the expiration of the period of one (1) year commencing with the date of the cessation of his or her employment by the Company, however caused, shall ipso facto be deemed to have participated or
                               ---- -----
engaged in a business activity harmful or prejudicial to the interests of the Company. As used herein, the phrase "compete with the business of the Company" shall include, without limitation, (i) participating, directly or indirectly, whether as proprietor, officer, employee, agent or otherwise, or (ii) having a material interest, directly or indirectly, through stock ownership (other than ownership of less than five percent (5%) of the outstanding stock of a publicly traded company), investment of capital, lending of money or property or otherwise, either alone or in association with others, in the formation, funding or operation of any type of group, business or enterprise engaged, in whole or in part, in the manufacture and/or sale of products similar to products which were either (x) manufactured and sold, or (y) under active development by the Company or any partnership in which the Company had an interest during the employment of the participant by the Company.

     (c) Any determination made hereunder by the Committee shall be conclusive and binding upon both the Company and the participant. Nothing herein shall be deemed to relieve, release or discharge any participant from any contractual or fiduciary obligation he or she may otherwise have to the Company.

     13.  Exercise of Awards.  To exercise an Award, the holder shall give
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written notice thereof to the Company either by delivery in hand to the
Treasurer or Assistant Treasurer of the Company or by mailing by registered mail to the Company, marked "Attention: Treasurer," at its principal place of business, specifying the date and type of Award and the number of shares of Common Stock with respect to which such Award is being exercised. The date upon which such written notice shall be duly received by the Treasurer or Assistant Treasurer shall be deemed to be the date of exercise or conversion for all purposes.

     14.  Withholding Taxes; Issuance of Stock Certificates.  Notwithstanding
          -------------------------------------------------
anything to the contrary hereinbefore contained, the Company shall not be required to issue certificates for shares purchased by exercise or conversion of an Award until (i) the full Exercise Price or other consideration due with respect thereto, if any, has been paid, and (ii) the participant or the participant's heirs or legal representatives, as the case may be, provide for payment to (or withholding by) the Company of all amounts required under then applicable provisions of the Code and state and local tax laws to be withheld with respect to such shares. Participants shall have none of the rights of a stockholder with respect to any Award until certificates for the shares represented thereby have been issued.

     15.  Conditions to Exercise or Conversion of Awards.  Each participant who
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accepts delivery of shares issued pursuant to the Plan shall be deemed to have acquired such shares for his or her own account, for investment, and not with a view to or in connection with any distribution. As conditions to the exercise or conversion of any Award and the issuance of shares thereunder, the Committee may, in its discretion, require (i) that a participant sign an investment covenant to the foregoing effect confirming that he or she will not effect any sale, transfer, pledge, assignment or other hypothecation of such shares (collectively, a "Transfer") prior to (A) receipt of an opinion of counsel for the Company authorizing any proposed Transfer, (B) receipt of a "no action" letter from the Securities and Exchange Commission permitting such Transfer, or
(C) registration of the shares under the Securities Act of 1933, as amended, (the "Act") and (ii) that a registration statement under the Act with respect to the Award and the shares to be issued on the exercise or conversion thereof shall have become, and continue to be, effective. The certificates representing shares issued pursuant to the Plan may bear an appropriate legend to the effect that the shares have been issued subject to certain restrictions on transfer and may be transferred only in accordance therewith.

     16.  Effect of Changes in Common Stock.  In the event the outstanding
          ---------------------------------
shares of Common Stock are increased or decreased as a result of a stock dividend, stock split, recapitalization or other means having the same effect, the number of shares available for issuance under the Plan, the number of shares issuable pursuant to any outstanding Award, and the Exercise Price of any option outstanding under the Plan shall be adjusted as the Board of Directors shall deem appropriate, in its sole discretion upon the recommendation of the Committee and with the approval of counsel, to preserve unimpaired the rights of the participants. Notwithstanding the foregoing, in any such event, the Exercise Price of any outstanding option shall, in the case of an increase in the number of shares, be proportionately reduced, and in the case of a decrease in the number of shares, be proportionately increased. All determinations made by the Board hereunder shall be conclusive and binding upon the participants.

     17.  Effect of Reorganizations.  In case of any one or more
          -------------------------
reclassifications, changes or exchanges of outstanding shares of Common Stock or consolidations of the Company with, or mergers of the Company into, other corporations, or other recapitalizations or reorganizations (other than consolidations with a subsidiary in which the Company is the continuing corporation and which do not result in any reclassifications, changes or exchanges of outstanding shares of Common Stock), or in case of any one or more sales or conveyances to another corporation of the property of the Company as an entirety, or substantially as an entirety, any and all of which are hereinafter in this Section called "Reorganizations," a participant shall have the right, upon any subsequent exercise or conversion of an Award, to acquire the same kind and amount of securities and property which such participant would then have if such participant had exercised or converted such Award immediately before the first of any such Reorganizations and continued to hold all securities and property which came to such participant as a result of that and subsequent Reorganizations, less all securities and property surrendered or cancelled pursuant to any of same, the adjustment rights in
Section 16 and this Section being continuing and cumulative, except that, anything to the contrary herein contained notwithstanding, the Committee shall have the right in connection with any Reorganizations, upon not less than thirty
(30) days' written notice to the participants, to accelerate the vesting provisions of all outstanding Awards and terminate the term thereof so that, in such event, all outstanding Awards may be exercised or converted in whole or in part, only at a time prior to or simultaneously with the consummation of such Reorganization. The provisions and term of Awards held by participants who are no longer employees of the Company shall not be affected pursuant to the preceding sentence. In any such event, such Awards may be exercised or converted, to the extent permitted by their terms, prior to or simultaneously with the consummation of such Reorganization.

     18.  Effect of Change of Control.  If any individual, corporation or other
          ---------------------------
entity (collectively, a "Person") shall become the beneficial owner of 40% or more of the outstanding shares of Common Stock (other than by reason of a merger in which the Company is the continuing corporation and which does not result in any reclassification of outstanding shares of Common Stock of the Company), then all of the provisions set forth herein with respect to vesting, cancellation and forfeiture shall ipso facto lapse and be of no further effect whatsoever as to
                 ---- -----
any and all Awards then outstanding, and, upon the date such event occurs (the "Date of Change of Control"), all Awards theretofore granted hereunder and not fully exercisable or convertible shall, subject to the provisions of the Plan and any other limitation applicable to such Awards, become exercisable or convertible in full for a period of thirty (30) days following the Date of Change of Control; provided, however, that (i) no Award shall be exercisable or convertible by an executive officer or director of the Company, or by a person who was an executive officer or director of the Company at the time the Award was granted, within six (6) months of the date of grant of such Award, and (ii) Awards of Incentive Stock Options shall become exercisable hereunder only to the extent possible without violation of the limitations contained in clauses (ii),
(iii), (iv), (v) and (vii) of Section 6(b) hereof.

     For the purpose of this Section, a Person shall be deemed to be the beneficial owner of shares of Common Stock which are beneficially owned, directly or indirectly, by any other Person (i) with which it or its "affiliate" or "associate" (as hereinafter defined) has any agreement, arrangement or understanding for the purposes of acquiring, holding, voting or disposing of Common Stock or (ii) which is its "affiliate" or "associate." For the purposes of this Section, a Person is an "affiliate" of another Person if the former directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the latter; and a Person is an "associate" of (x) any corporation or organization (other than Peritus Software Services, Inc. or any of its subsidiary corporations) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (y) any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity and (z) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of Peritus Software Services, Inc. or any of its subsidiary corporations.

     19.  Term of the Plan.  No Award shall be granted pursuant to the Plan
          ----------------
after January 23, 2002, but any Award theretofore granted may extend beyond that date.

     20.  Amendment and Termination.  The Board of Directors of the Company by
          -------------------------
resolution at any time may amend, suspend or terminate the Plan, provided that
(i) no such action shall be taken which impairs the rights of any participant under any outstanding Award, without such participant's consent, and (ii) except in connection with an adjustment as contemplated hereunder or with the consent of the stockholders, no such action shall be taken which increases the total number of shares available for issuance under the Plan. The Committee may substitute new Awards for Awards previously granted to participants, including, without limitation, previously granted options having higher Exercise Prices.

     21.  Interpretation.  The interpretation and construction of any provision
          --------------
of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Committee, subject, however, at all times to the final jurisdiction which shall rest in the Board of Directors of the Company. Determinations made by the Committee and approved by the Board of Directors with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs and legal representatives. Any rule or regulation adopted by the Committee (whether under the authority of this Section or Section 2 above) shall remain in full force and effect unless and until altered, amended or repealed by the Board of Directors.

     22.  Effective Date of Plan.  The Plan shall not become effective, and any
          ----------------------
Awards granted hereunder shall not be exercisable, unless and until the Plan shall have been duly approved by the stockholders of the Company. No Award shall be granted, exercised or converted if such grant, exercise or conversion, or the issuance of shares pursuant thereto, would be contrary to law or the regulations of any duly constituted authority having jurisdiction.